EXHIBIT 10.40

                             1996 TEREX CORPORATION
                            LONG-TERM INCENTIVE PLAN


                                    ARTICLE I

                                     Purpose

     The purpose of the 1996 Terex Long-Term Incentive Plan (hereinafter referred to as the "Plan") is to (a) advance the interests of Terex Corporation (the "Corporation") and its stockholders by providing incentives and rewards to those employees who are in a position to contribute to the long-term growth and profitability of the Corporation and to outside directors; (b) assist the Corporation and its subsidiaries and affiliates in attracting, retaining, and motivating highly qualified employees and outside directors for the successful conduct of their business; and (c) make the Corporation's compensation program competitive with those of other major employers.

                                   ARTICLE II

                                  Definitions.

     2.1 A "Change in Control of the Corporation" shall be deemed to occur in the event that any of the following circumstances have occurred:

     (i) the direct and indirect holdings of Randolph W. Lenz ("RWL"), in the voting power or fair market value of the stock of the Corporation, fall below 20 percent, provided, however, that if such holdings of RWL fall below 20 percent as a result of the voluntary sale or other voluntary transfer by RWL of his shares of stock of the Corporation, solely for purposes of the Plan, a Change in Control of the Corporation shall not be deemed to occur with respect to RWL;

     (ii) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act becomes the "beneficial owner", as defined in rule 13d-3 under the Exchange Act, of more of the then outstanding voting securities of the Corporation than are then held either directly or indirectly by Randolph
W. Lenz, otherwise than through a transaction or transactions arranged by, or consummated with the prior approval of, the Board of Directors; or

     (iii) if during any period of 12 consecutive months (not including any period prior to the adoption of this section), Present Directors and/or New Directors cease for any reason to constitute a majority of the Board.

     For purposes of Section 2.1, the rules of Section 318(a) of the Code and the regulations issued thereunder shall be used to determine stock ownership.

     For purposes of subsection (iii) of Section 2.1, "Present Directors" shall mean individuals who at the beginning of such consecutive 12 month period were members of the Board of Directors and "New Directors" shall mean any director whose election by the Board or whose nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who were Present Directors or New Directors.

     2.2 "Code" means the Internal Revenue Code of 1986, as now or hereafter amended.

     2.3 "Committee" means the committee established pursuant to Article IV.

     2.4 "Disability" means a Participant's inability to engage on any substantial gainful activity because of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of six (6) months or longer.

     2.5 "Employee" means all employees of the Corporation or of a subsidiary or affiliate of the Corporation participating in the Plan, including officers of the Corporation, as well as officers of the Corporation who are also directors of the Corporation. However, an individual who is a member of the Committee shall not be an "Employee" for purposes of this Plan.

     2.6 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     2.7 "Incentive Stock Option" means any stock option granted pursuant to this Plan which is designated as such by the Committee and which complies with
Section 422 of the Code.

     2.8 "Market Price" is the closing sale price of a share of Stock as reported by the New York Stock Exchange on the last trading day immediately prior to the date an option hereunder is exercised or such other date as the value of a share of Stock is to be determined.

     2.9 "Non-Qualified Stock Option" means any stock option granted pursuant to this Plan which is not an Incentive Stock Option..

     2.10 "Outside Director" means a member of the Board of Directors of the Corporation who is not an Employee.

     2.11 "Participant" means a Participant as defined in Article III.

     2.12 "Restricted Stock" means Stock subject to restrictions on the transfer of such Stock, conditions of forfeitability of such Stock, or any other limitations or restrictions as determined by the Committee.

     2.13 "Stock" means Stock as defined in Section 5.1.


                                   ARTICLE III

                                  Participation

     The participants in the Plan ("Participants") shall be (a) those Employees serving in a managerial, administrative, or professional position who are selected to participate in the Plan by the Committee of the Board of Directors of the Corporation named to administer the Plan pursuant to Article IV and (b) Outside Directors.

                                   ARTICLE IV

                                 Administration

     The Plan shall be administered and interpreted by a committee of two or more members of the Board of Directors who are Outside Directors (hereinafter referred to as the "Committee") appointed by the Board. If the Board has appointed a Compensation Committee, the Committee shall be comprised of the members of the Compensation Committee that are Outside Directors. All decisions and acts of the Committee shall be final and binding upon all Participants. The Committee shall: (i) determine the number and types of awards to be made under the Plan; (ii) select the awards to be made to Participants; (iii) set the option price, the number of options to be awarded, and the number of shares to be awarded out of the total number of shares available for award; (iv) delegate to the President, Executive Vice President and Chief Financial Officer (acting as a group) of the Corporation the right to allocate awards among Employees who are not directors or officers (as defined in Rule 16a-1(f) under the Exchange
Act) of the Corporation, such delegation to be subject to such terms and conditions as the Committee in its discretion shall determine; (v) establish administrative regulations to further the purpose of the Plan; and (vi) take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan.


                                    ARTICLE V

                                     Awards

     5.1 Form of Awards. Awards under this Plan may be in any of the following forms (or a combination thereof): (i) stock option awards in accordance with
Article VI; (ii) grants of Stock, including Restricted Stock, in accordance with
Article VII; or (iii) Performance Awards in accordance with Article VIII. "Stock" shall mean the common stock, $.01 par value, of the Corporation. All awards (other than Performance Awards) shall be made pursuant to award agreements between the Participant and the Corporation. The agreements shall be in such form as the Committee approves from time to time.

     5.2 Maximum Amount Available. The total number of shares of Stock (including Restricted Stock, if any) optioned or granted under this Plan during the term of the Plan shall not exceed 300,000 shares except as increased or otherwise adjusted in accordance with Section 5.3. No Participant may be granted, in the aggregate, awards which would result in the Participant receiving more than 20% of the maximum number of shares available for award under the Plan. Solely for the purpose of computing the total number of shares of Stock optioned or granted under this Plan, there shall not be counted any shares which have been forfeited if the Participant received no benefits of ownership from the Stock and any shares covered by an option which, prior to such computation, has terminated in accordance with its terms or has been canceled by the Participant or the Corporation.

     5.3 Adjustment in the Event of Recapitalization, Etc. In the event of any change in the capital structure of the Corporation by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change (including the exercise of currently existing Warrants and the conversion of currently existing Preferred Stock) or in the event of any special distribution to the stockholders, the Committee shall make such equitable adjustments in the number of shares and prices per share applicable to options then outstanding and in the number of shares which are available thereafter for Stock Option Awards (as defined in Section 6.1) or other awards, both under the Plan as a whole and with respect to individuals, as the Committee determines are necessary and appropriate. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

                                   ARTICLE VI

                                  Stock Options

     6.1 Grant of Award. The Corporation may award options to purchase Stock, including Restricted Stock, (hereinafter referred to as "Stock Option Awards") to such Participants (other than Outside Directors) as the Committee, or the Chairman, President, Executive Vice President and Chief Financial Officer
(acting as a group) of the Corporation, if the Committee in its discretion delegates the right to allocate awards pursuant to Article IV, authorizes and under such terms as the Committee establishes. The Committee shall determine with respect to each Stock Option Award and designate in the grant whether a Participant is to receive an Incentive Stock Option or a Non-Qualified Stock Option.

     6.2  Awards to  Outside  Directors.  The  consideration  described  in this
Section 6.2 shall be in lieu of any unpaid consideration payable to Outside Directors in accordance with the provisions of the 1994 Terex Corporation Long-Term Incentive Plan. Any individual who is appointed as an Outside Director after the date on which this Plan is approved by the Stockholders shall be awarded an option to purchase 25,000 shares of Stock. Any individual who is serving as an Outside Director on the date on which this Plan is approved by the stockholders shall be awarded an option to purchase the number of shares of Stock that is the difference between 25,000 and the total number of shares of stock which such Outside Director could purchase pursuant to an option to purchase awarded during his or her tenure as an Outside Director. Any individual who is an Outside Director on or after January 1, 1995 shall be awarded an option to purchase 7,500 shares of Stock five (5) business days following the date on which the Company's Annual Report on Form 10-K is filed with the Securities and Exchange Commission at the Market Price on the date of award, except that Stock Option Awards granted in consideration of services rendered in 1995 shall be at a price of $4.25 per share. Finally, any individual who is an Outside Director on or after January 1, 1995 and who is serving five (5) business days following the date on which the Company's Annual Report on Form 10-K is filed with the Securities and Exchange Commission (i) as a chairperson of a committee to the Board of Directors shall be awarded an option to purchase 5,000 shares of Stock, or (ii) as a member of a committee to the Board of Directors (and not as chairperson of such committee), shall be awarded an option to purchase 2,500 shares of Stock, in both cases, five (5) business days following the date on which the Company's Annual Report on Form 10-K is filed with the Securities and Exchange Commission, at the Market Price on the date of award, except that Stock Option Awards granted in consideration of services rendered in 1995 shall be at a price of $4.25 per share; provided, however, that the sum of the shares of Stock which an Outside Director could purchase in accordance with clauses (i) and (ii) above shall not exceed 7,500 shares of Stock in any fiscal year regardless of the number of committees on which the Outside Director serves. A Stock Option Award made pursuant to this Section 6.2 shall have a duration of five (5) years commencing on the date of the award. The option price of each share of Stock subject to a Stock Option Award under this
Section 6.2 shall be the closing price of a share of Stock on the trading day immediately preceding the date of the award as reported on the New York Stock Exchange except as provided above. Years of service completed shall include all years served whether prior to, or subsequent to, the adoption of this Plan. Options awarded under this Section 6.2 shall be subject to the terms and conditions of Sections 6.4, 6.5 and 6.6 except to the extent that the provisions of such Sections are inconsistent with the provisions of this Section 6.2.

     6.3 Option  Price.  Except as  otherwise  provided  in Section 6.2 and this
Section 6.3, the option price of each share of Stock subject to a Stock Option Award shall be (i) determined by the Committee but shall be no less than the closing price of a share of Stock on the trading day immediately preceding the date the award is authorized as reported on the New York Stock Exchange and (ii) specified in the grant. Notwithstanding the above to the contrary, (a) the Committee may specify such other price as it deems appropriate and (b) if the Participant to whom an Incentive Stock Option is granted owns, at the time of the grant, more than ten percent (10%) of the combined voting power of the Corporation or a subsidiary of the Corporation, the option price of each share of Stock subject to such grant shall be not less than one hundred ten percent (110%) of the closing price described in the preceding sentence.

     6.4 Terms of Option. A stock option by its terms shall not be transferable by the Participant other than by will or the laws of descent and distribution, and, during the Participant's lifetime, shall be exercisable only by the Participant. A stock option by its terms also shall be of no more than ten (10) years' duration, except that an Incentive Stock Option granted to a Participant who, at the time of the grant, owns Stock representing more than ten percent (10%) of the combined voting power of the Corporation shall by its terms be of no more than five (5) years' duration. Except as otherwise provided in Section 6.2, a stock option by its terms shall be exercisable only after the earliest of: (i) such period of time as the Committee shall determine and specify in the grant, but in no event less than one year following the date of grant of such award; (ii) the Participant's death or Disability; or (iii) a Change in Control of the Corporation.

     Except as otherwise provided in Section 6.2, an option is only exercisable by a Participant while the Participant is in active employment with the Corporation, or its subsidiary or affiliate, except (i) in the case of a Participant's death or Disability; (ii) during a six (6)-month period commencing on the date of a Participant's termination of employment by the Corporation other than for cause; (iii) during the three-year period commencing on the date of the Participant's termination of employment, by the Participant or the Corporation, after a Change in Control of the Corporation, unless such termination of employment is for cause; or (iv) if the Committee decides that it is in the best interest of the Corporation to permit individual exceptions. An option may not be exercised pursuant to this paragraph after the expiration date of the option.

     6.5 Exercise of Option. An option may be exercised with respect to part or all of the shares subject to the option by giving written notice to the Corporation of the exercise of the option. The option price for the shares for which an option is exercised shall be paid on or within ten business days after the date of exercise in cash, in whole shares of Stock owned by the Participant prior to exercising the option, or in a combination of cash and such shares of Stock or on such other terms and conditions as the Committee determines. The value of any share of Stock delivered in payment of the option price shall be its Market Price on the date the option is exercised.

     6.6 Dividends on Shares Covered By Options. The Committee may, in its discretion, grant to Participants holding stock options the right to receive with respect to each share covered by an option payments of amounts equal to the regular cash dividends paid to holders of Stock during the period that the option is outstanding.


                                   ARTICLE VII

                                 Grants of Stock

     The Committee may grant, either alone or in addition to other awards granted under the Plan, shares of Stock (including Restricted Stock) to such Participants as the Committee, or the Chairman, President, Executive Vice President and Chief Financial Officer (acting as a group) of the Corporation, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4, authorizes and under such terms as the Committee establishes. The Committee, in its discretion, may also make a cash payment to a Participant granted shares of Stock under the Plan to allow such Participant to satisfy tax obligations arising out of receipt of the Stock.

                                  ARTICLE VIII

                               Performance Awards

     The  Committee  may grant,  either  alone or in  addition  to other  awards granted under the Plan, cash bonus awards based on a Participant's job performance ("Performance Awards") to such Participants as the Committee, or the Chairman, President, Executive Vice President and Chief Financial Officer
(acting as a group) of the Corporation, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4, authorizes and under such terms as the Committee establishes. Performance Awards may be paid in cash or any other form of property as the Committee shall determine. Performance Awards shall entitle the Participant to receive an award if the measures of performance or other criteria established by the Committee are met. The measures of performance or other criteria shall be established by the Committee in its absolute discretion. The Committee shall determine the times at which Performance Awards are to be made and all conditions of such awards. Performance awards shall be subject to any applicable federal, state or local withholding tax requirements.

                                   ARTICLE IX

                                   Withholding

     In order to enable the Corporation to meet any applicable federal, state or local withholding tax requirements arising as a result of the exercise of a stock option, the grant of shares of Stock, or the vesting of Restricted Stock, a Participant shall pay to the Corporation the amount of tax to be withheld. In the alternative, the Participant may elect to satisfy such obligation (i) by having the Corporation withhold shares that otherwise would be delivered to the Participant pursuant to the exercise of the option, the grant of Stock, or the vesting of Restricted Stock for which the tax is being withheld, (ii) by delivering to the Corporation other shares of Stock owned by the Participant prior to exercising the option, receiving the awarded shares, or becoming vested in the Restricted Stock or (iii) by making a payment to the Corporation consisting of a combination of cash and such shares of Stock. Such an election shall be subject to the following: (a) the election shall be made in such manner as may be prescribed by the Committee; (b) the election shall be made prior to the date to be used to determine the tax to be withheld; and (c) if the Participant is a person subject to Section 16 of the Exchange Act, the election shall be irrevocable and shall not be made within six months after the grant of the option, except that this six-month limitation shall not apply in the event the Participant delivers to the Corporation previously owned shares of Stock, and shall be made either at least six months prior to the date to be used to determine the tax to be withheld or during a ten-day period beginning on the third business day following the date of release of the quarterly or annual summary statements of sales and earnings of the Corporation and ending on the twelfth (12th) business day following such date.

                                    ARTICLE X

                               General Provisions

     10.1 Any assignment or transfer of any awards without the written consent of the Corporation shall be null and void.

     10.2 Nothing contained herein shall require the Corporation to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant for any year.

     10.3 Participation in this Plan shall not (i) affect the Corporation's right to discharge a Participant or (ii) constitute an agreement of employment between a Participant and the Corporation.

     10.4 Restricted Stock may not be sold or transferred by the Participant until any restrictions that have been established by the Committee have lapsed.

     10.5 The Participant shall have, with respect to Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote the shares and the right to receive any dividends, unless the Committee shall otherwise determine.

     10.6 Upon a Participant's termination of employment during the period any restrictions are in effect, all Restricted Stock shall be forfeited without compensation to the Participant unless the Committee decides that it is in the best interest of the Corporation to permit individual exceptions.

                                   ARTICLE XI

                      Amendment, Suspension, or Termination

     11.1 General Rule. The Board of Directors may suspend, terminate, or amend the Plan, including but not limited to such amendments as may be necessary or desirable resulting from changes in the federal income tax laws and other applicable laws, but may not, without approval by the holders of a majority of all outstanding shares entitled to vote on the subject at a meeting of stockholders of the Corporation, (a) increase the total number of shares of Stock that may be optioned or granted under the Plan or (b) amend any provision of the Plan which, with respect to directors and officers (as defined in Rule 16a-1(f) of the Exchange Act) of the Corporation, materially modifies the eligibility requirements, materially increases benefits or materially increases the number of shares issuable. However, in no event shall any provision of the Plan applicable to Stock Option Awards to Outside Directors be amended more often than once in any six-month period, except to comport to changes in the Code, ERISA or the rules thereunder.

     11.2 Compliance with Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with the requirements of Rule 16b-3 under the Exchange Act, as applicable during the term of the Plan. To the extent that any provision of the Plan or action by the Committee or its delegates fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Should the requirements of Rule 16b-3 change, the Board of Directors may amend this Plan to comply with the requirements of that rule or its successor provision or provisions.

                                   ARTICLE XII

                     Effective Date and Duration of the Plan

     This Plan shall be effective on the date of the approval of the Plan by the holders of a majority of the shares of Stock; provided, however, that the adoption of the Plan is subject to such shareholder approval within twelve (12) months before or after the date of adoption of the Plan by the Board of Directors. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled, and in such event each Stock Option Award and Stock grant hereunder shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect.